UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 1, 2020

PACIFIC DRILLING S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-35345	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8-10, Avenue de la Gare L-1610 Luxembourg		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +352 27 85 81 35

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	PACD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02Results of Operations and Financial Condition

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01Regulation FD Disclosure

Pacific Drilling S.A. (the “Company”) has elected not to make the approximately $31.4 million interest payment (the “First Lien Interest Payment”) due and payable on October 1, 2020 with respect to its 8.375% First Lien Notes due 2023 (the “First Lien Notes”) and the approximately $19.6 million PIK interest payment (the “Second Lien PIK Interest Payment” and, together with the First Lien Interest Payment, the “Interest Payments”) due and payable on October 1, 2020 with respect to its 11.0%/12.0% Second Lien PIK Notes due 2024 (the “Second Lien PIK Notes” and, together with the First Lien Notes, the “Notes”).

Under the indentures governing the Notes, the Company has a 30-day grace period to make the Interest Payments before such non-payment constitutes an “event of default” with respect to the Notes.  The Company’s election to use the grace period did not trigger a cross-default under any of the Company’s debt obligations as the Company has obtained any necessary waiver or consent.  The Company has elected to use the 30-day grace period, which expires on October 31, 2020, to continue its discussions with certain of its creditors regarding the terms of a potential consensual comprehensive restructuring of its indebtedness, which may be under the protection of Chapter 11 of the U.S. Bankruptcy Code.  No agreement has yet been reached, and the Company cannot provide any assurance whether, or when, the Company will reach an agreement with such creditors or as to the terms of any such agreement. As of September 30, 2020, the Company had approximately $218 million of cash and cash equivalents and $6 million of restricted cash.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and unless the Company specifically incorporates the information by reference in a filing, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such a filing.

Forward-Looking Statements

Certain statements and information contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would”, or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date such statements are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

The Company’s forward-looking statements express the Company’s current expectations or forecasts of possible future results or events, including the Company’s ability to negotiate a consensual comprehensive restructuring transaction with certain of its creditors; the future impact of the COVID-19 pandemic on the Company’s business, future financial and operational performance and cash balances; the Company’s future liquidity position and future efforts to improve its liquidity position; revenue efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; the Company’s business strategies and plans or objectives of management; estimated duration of client contracts; backlog; expected capital expenditures; projected costs and savings; expectations regarding the Company’s two subsidiaries’ application to appeal the arbitration award against them related to the drillship known as the Pacific Zonda in favor of Samsung Heavy Industries Co. Ltd. (“SHI”), the outcome of such subsidiaries’ ongoing bankruptcy proceedings and the potential impact of the appeal tribunal’s decision on the Company’s future operations, financial position, result of operations and liquidity.

Although the Company believes that the assumptions and expectations reflected in its forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect.

Important factors that could cause actual results to differ materially from the Company’s expectations include: evolving risks from the COVID-19 pandemic and resulting significant disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil; the global oil and gas market and its impact on demand for the Company’s services; the offshore drilling market, including changes in capital expenditures by the Company’s clients; changes in worldwide oil and gas supply and demand; rig availability and supply and demand for high-specification drillships and other drilling rigs competing with the Company’s fleet; the Company’s ability to enter into and negotiate favorable terms for new drilling contracts or extensions; the Company’s ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of intent and letters of award that it receives for its drillships; actual contract commencement dates; possible cancellation, renegotiation, termination or suspension of drilling contracts as a result of force majeure, mechanical difficulties, performance, market changes or other reasons; costs related to stacking of rigs and costs to reactivate a stacked rig; downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents; the Company’s small fleet and reliance on a limited number of clients; the willingness and ability of existing lenders and holders of the Company’s Notes to agree to any modifications to the terms of its long-term debt that the Company may request; whether additional capital at a reasonable cost becomes available to the Company; the risks of litigation in foreign jurisdictions and delays caused by third parties in connection with such litigation; the outcome of the Company’s two subsidiaries’ bankruptcy proceedings and any actions that SHI or others may take in the bankruptcy or other proceedings against the Company and its subsidiaries; the risk that the Company’s common shares could be delisted from trading on the New York Stock Exchange should it fail to regain compliance with the minimum share price continued listing standard during the cure period, or fail to meet other continued listing criteria; and the other risk factors described in the Company’s 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2020, as updated by the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 9, 2020 and August 7, 2020 and its subsequent filings with the SEC. These documents are available through the Company’s website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Drilling S.A.
(Registrant)

Dated: October 1, 2020	By	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan
SVP, General Counsel & Secretary